UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  July 13, 2009

Beacon Energy Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-147261	26-3254908
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

186 North Avenue East Cranford, New Jersey		07016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 497-9990

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant.

As of July 9, 2009, Beacon Energy Holdings, Inc. (the "Company") (a) dismissed Friedman LLP ("Friedman") as its independent registered public accounting firm, and (b) appointed Marcum LLP ("Marcum") to serve as the Company's independent registered public accounting firm. The decision to dismiss Friedman was recommended and approved by the Company's Board of Directors acting as the Audit Committee.

Friedman's audit reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2007 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

 During the Company's two most recent fiscal years and the subsequent interim period from January 1, 2009 through March 31, 2009, there were no disagreements between the Company and Friedman on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference to the subject matter of the disagreement in its report on the Company's consolidated financial statements.

During the Company's two most recent fiscal years and subsequent period from January 1, 2009 through March 31, 2009, there were no reportable events as defined by Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Friedman with a copy of the foregoing statements and has requested and received from Friedman a letter addressed to the Securities and Exchange Commission stating whether or not Friedman agrees with the above statements. A copy of the letter from Friedman is attached as Exhibit 16.1 to this Form 8-K.

During the two most recent fiscal years and the subsequent interim period from January 1, 2009 through March 31, 2009, neither the Company nor anyone acting on behalf of the Company consulted Marcum regarding any matters or events set forth in Item 3.04(a)(2) of Regulation S-K.

Item 9.01                      Financial Statements and Exhibits.

Exhibit 16.1 Letter of Friedman LLP to the Securities and Exchange Commission regarding change of certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Beacon Energy Holdings, Inc.
Date: July 13, 2009
	By:	/s/ Carlos E. Agüero
Carlos E. Agüero
Chairman and Director

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Friedman LLP to the Securities and Exchange Commission regarding change of certifying accountant.